UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 13, 2020

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000
Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2020, the Company entered into an Amendment to the Forbearance Agreement (the “Amended Forbearance Agreement”) with the Lenders. Pursuant to the terms of the Amended Forbearance Agreement, the Company and Lenders agreed to modify certain terms of the A/R Credit Agreement and Forbearance Agreement and extend the Forbearance Agreement through May 29, 2020. The modifications include (1) a reduction in the U.S. Revolving Loan to $25,000,000 with an availability block of $5,000,000 which can be borrowed with the unanimous approval of the lenders, (2) a change of interest rate to LIBOR plus 650 basis points for all outstanding loans, (3) forbear compliance with the leverage covenant and fixed charge covenant through May 29, 2020, and (4) implementation of a capital expenditure spend limit of $3,500,0000 from the effective date of the Amended Forbearance Agreement through May 29, 2020.

The Amended Forbearance Agreement provides that the Administrative Agent and Lenders shall forbear from the exercise of rights and remedies pursuant to the Loan Documents described in the Credit Agreement through May 29, 2020, as long as the Company satisfies the conditions set forth in the Amended Forbearance Agreement, including, (i) on or before March 31, 2020, the borrowers shall have obtained an executed term sheet from involved parties and/or lenders providing the basis for implementation of a new capital structure and defined due diligence parameters, (ii) on or before May 15, 2020 the Borrowers shall have obtained an executed definitive, written commitment from the New Lenders to enter into a definitive agreement to effect the refinancing, and (iii) on or before May 29, 2020, the borrowers shall have closed on a new capital structure.

The foregoing description is qualified in its entirety by reference to the Amendment to Forbearance Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2020, the Company announced financial results for the fourth quarter and year ended December 31, 2019. A copy of the press release announcing this event is included in this Form 8-K as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained above under Item 1.01 are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to Forbearance Agreement
99.1	Press release announcing earnings for the Company for the fourth quarter and year ended December 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.
March 13, 2020	By:	/s/ John P. Zimmer

Name: John P. Zimmer
Title: Vice President, Treasurer, Secretary and Chief Financial Officer